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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[X]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[ ]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12

                             HERCULES INCORPORATED
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

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      (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:  NOT
            APPLICABLE.

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      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED): NOT APPLICABLE.

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
      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

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

                        INTERNATIONAL SPECIALTY PRODUCTS



                                                                   April 5, 2001

Fellow Hercules Stockholder:

         Hercules announced earlier this week that it was postponing the originally scheduled April 26th Annual Meeting to May 24th because it was unable to complete financial statements for its Annual Report on time without "unreasonable effort or expense." In its announcement, the Hercules Board has failed in our view to satisfactorily explain why a Company with 10,000 employees and a host of outside professionals would be unable to file routine, legally mandated financial statements in a timely fashion - and especially given the fact that it was the Hercules Board itself that had chosen the April 26th meeting date. You should also know that the Hercules Board has refused as of this time to make any commitment that it will not seek a further delay of the Annual Meeting.

         IN LIGHT OF THE HERCULES BOARD'S POSTPONEMENT OF ITS DAY OF RECKONING, WE ASK YOU TO DRAW YOUR OWN CONCLUSION AS TO HOW HERCULES STOCKHOLDERS HAVE BEEN RESPONDING TO OUR SOLICITATION!

         We believe that the decision of the Hercules Board earlier this week is just the most recent example of its transparent scheme to entrench itself while disenfranchising the Company's stockholders. These actions include:

                  (1) the Hercules Board's poison pill which denies the Company's stockholders the right to consider for themselves offers for their shares;

                  (2) its staggered board provision which denies stockholders the right to elect the majority of the Board at this year's Annual Meeting; and

                  (3) its indefensible director election Bylaw which incredibly enough establishes one voting requirement for the election of incumbent directors and another far more draconian one for insurgent nominees.

         Ask yourself: Whose interests should be paramount, the more than 50,000 Hercules stockholders who put up their money and took the investment risk or the Hercules Board, with a relatively nominal investment in the Company, which has presided over the destruction of more than $5 1/2 billion of stockholder value in the last five years?

         WE URGE YOU TO PROTECT YOUR INTERESTS AND REJECT THE TACTICS OF THE HERCULES BOARD BY SUPPORTING OUR NOMINEES FOR ELECTION AS HERCULES DIRECTORS. PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD - TODAY!

         Thank you for your support.



         /s/ Samuel J. Heyman                /s/ Sunil Kumar






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     If you have any questions or need assistance voting your shares, please call the firm assisting us in this solicitation:

                                    GEORGESON
                                   SHAREHOLDER
                               COMMUNICATIONS INC.


                           17 State Street, 10th Floor
                            New York, New York 10004
                          CALL TOLL-FREE (800) 223-2064

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